UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

SACKS PARENTE GOLF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Calle San Pablo

Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

833-776-6659

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SPGC	The Nasdaq Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

Effective October 9,2023, Scott White was appointed as the Company’s Chief Operating Officer. Under the terms of an offer letter, Mr. White will receive a base salary of $200,000 per year and will be eligible for discretionary bonuses to be determined by the Company beginning with fiscal year 2024. Subject to approval by the Company’s Board of Directors, Mr. White will be granted an option to purchase 300,000 shares of the Company’s Common Stock at a fair market value as determined by the Board on the date of grant. The options will vest over a three-year period under which 1/3 of the total number of shares will vest 12 months after the commencement date and 1/36 of the total number of shares will vest at the end of each month thereafter.

Mr. White, age 60,is a seasoned golf industry veteran. Prior to joining the Company, commencing in 2016, Mr. White was President/CEO of Ben Hogan Golf Equipment Company. Prior to that Mr. White held key positions at other notable brands including Callaway Golf, TaylorMade Golf Company and True Temper Sports.

Effective October 11, 2023, the Company entered into an Employment Agreement with Steve Handy, the Company’s Chief Financial Officer. Under the Employment Agreement, Mr. Handy will continue to serve as Chief Financial Officer, and the term of his employment will be for a three-year period. Mr. Handy will be paid a base salary of $225,000 per annum. Subject to approval by the Company’s Board of Directors, Mr Handy will be granted an option to purchase 360,000 shares of the Company’s Common Stock at an exercise price of $1.07 per share. The options will vest over a three-year period vesting 1/36th of the total number of shares at the end of each month.

The foregoing summaries of the Offer Letter with Scott White and the Employment Agreement with Steve Handy are not complete and are subject to, qualified in their entirety by, and should be read in conjunction with, the full text of the documents which are filed as exhibits to this Current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter to Scott White
10.2	Employment Agreement with Steve Handy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2023	SACKS PARENTE GOLF, INC.

	By:	/s/ TIMOTHY L. TRIPLETT
Timothy L. Triplett
Chief Executive Officer

-3-